UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

Form 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 11, 2020

PEABODY ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-16463	13-4004153
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

701 Market Street, St. Louis, Missouri	63101-1826
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (314) 342-3400

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BTU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On June 11, 2020, and effective as of such date, the Board of Directors (the “Board”) of Peabody Energy Corporation (the “Company” or “Peabody”) appointed Mark Spurbeck, age 47, to serve as the Company’s Executive Vice President and Chief Financial Officer. Mr. Spurbeck will serve as the Company’s principal financial officer and principal accounting officer in his capacity as Chief Financial Officer. Mr. Spurbeck has served as the Company’s Senior Vice President and Interim Chief Financial Officer since January 6, 2020.

Mr. Spurbeck has more than 20 years of accounting and financial experience. Prior to his role as Senior Vice President and Interim Chief Financial Officer, he served as the Company’s Senior Vice President and Chief Accounting Officer from March 2018 to January 2020. Since joining the Company in March 2018, he has overseen Peabody’s finance, treasury, tax, internal audit, financial reporting and corporate accounting functions. Prior to joining Peabody, Mr. Spurbeck served as Vice President of Finance and Chief Accounting Officer at Coeur Mining, Inc., a diversified precious metals producer, from March 2013 to January 2018. He also previously held multiple financial positions at Newmont Mining Corporation, a leading gold and copper producer, including Group Executive, Assistant Controller. Mr. Spurbeck also previously served in several financial positions at First Data Corporation, a financial services company, and Deloitte LLP, an international accounting, tax and advisory firm. Mr. Spurbeck is a Certified Public Accountant and holds a bachelor’s degree in Accounting from Hillsdale College.

Mr. Spurbeck’s compensation arrangements in connection with his appointment as Executive Vice President and Chief Financial Officer became effective upon his appointment. Mr. Spurbeck is entitled to: (i) an annual base salary of $520,000; (ii) a one-time cash inducement and retention award in the amount of $260,000, equivalent to 50% of the new base salary which shall vest 50% after twelve (12) months from the date of appointment and 50% after eighteen (18) months from the date of appointment, subject to forfeiture in the event of voluntary termination of employment or involuntary termination of employment for cause as defined in the Peabody Energy Corporation Executive Severance Plan; (iii) a short-term incentive compensation (“STIC”) opportunity with a target level of 85% of his base salary and a maximum payout of 170% of his base salary, pursuant to the Peabody Energy Corporation 2017 Incentive Plan (the “Plan”), prorated for fiscal year 2020 based on his positions held; and (iv) a target long-term incentive compensation (“LTIC”) opportunity valued at approximately 200% of his base salary, pursuant to the Plan, inclusive of: (a) an equity grant of 27,200 restricted stock units under the Plan, which restricted stock units will generally vest ratably over a three-year period on each of July 1, 2021, January 2, 2022, and January 2, 2023, subject to Mr. Spurbeck’s continued employment with the Company; and (b) an equity grant of 40,800 performance units under the Plan, with a performance period beginning on January 1, 2020 and ending on December 31, 2022, which performance units will be subject to performance metrics and goals previously approved by the Compensation Committee of the Board (the “Compensation Committee”). Mr. Spurbeck’s performance-based STIC and LTIC payouts will be based upon the achievement of the Company’s performance objectives as approved by the Compensation Committee. In addition, in connection with his appointment as Executive Vice President and Chief Financial Officer, Mr. Spurbeck has entered into the Company’s standard form of participation agreement for executive officers of the Company under the Peabody Energy Corporation 2019 Executive Severance Plan.

There are no family relationships, as defined in Item 401 of Regulation S-K, between Mr. Spurbeck and any of the Company’s directors, executive officers, or persons nominated or chosen to become a director or executive officer. There is no arrangement or understanding between Mr. Spurbeck and any other person pursuant to which he was appointed as the Company’s Executive Vice President and Chief Financial Officer. There are no transactions or proposed transactions in which Mr. Spurbeck has any direct or indirect material interest requiring disclosure under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

In connection with this executive leadership transition, the Company issued a press release. A copy of the press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference into this Item 7.01. The information set forth in and incorporated into this Item 7.01 of this Current Report on Form 8-K is being furnished pursuant to Item 7.01 of Form 8-K and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any of the Company’s filings under the Securities Act of 1933, as amended (the “Securities Act”), or the Exchange Act, whether made before or after the date hereof and regardless of any general incorporation language in such filings, except to the extent expressly set forth by specific reference in such a filing. The filing of this Item 7.01 of this Current Report on Form 8-K shall not be deemed an admission as to the materiality of any information herein that is required to be disclosed solely by reason of Regulation FD.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description

99.1	Press Release dated June 17, 2020.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PEABODY ENERGY CORPORATION

June 17, 2020	By:	/s/ Scott T. Jarboe
	Name:	Scott T. Jarboe
	Title:	Chief Legal Officer